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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 7, 2000
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                                 N'TANDEM TRUST
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             (Exact Name of Registrant as Specified in its Charter)

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
           California                         000-17576                           33-0299846
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(State or Other Jurisdiction                 (Commission                        (IRS Employer
of Incorporation or Organization)           File Number)                    Identification Number)
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6160 South Syracuse Way, Greenwood Village, Colorado                   80111
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(Address of Principal Executive Offices)                             (Zip Code)


                                (303) 741-3707
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             (Registrant's Telephone Number, Including Area Code)
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Item 2:  Acquisition or Disposition of Assets
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On December 7, 2000, N'Tandem Trust, a California business trust (the "Trust"), through its limited partnership subsidiary, N'Tandem Properties, L.P., acquired, in two separate transactions, (i) two manufactured home communities and partial ownership interests in five other manufactured home communities (collectively, the "WPP 5 Properties") from Windsor Park Properties 5, A California Limited Partnership ("WPP 5"), and (ii) five manufactured home community and partial ownership interests in five other manufactured home communities (collectively, the "WPP 7 Properties" and, together with the WPP 5 Properties, the "Acquired Properties") from Windsor Park Properties 7, A California Limited Partnership ("WPP 7"). Both WPP 5 and WPP 7 are affiliates of the Trust.

The WPP 5 Properties consisted of:

     . Lakeside, a 103-site manufactured home community, located in Lithia Springs, Georgia;

     . Plantation Estates, a 126-site manufactured home community, located in Lithia Springs, Georgia;

     . a 42% ownership interest in Town & Country Estates, a 320-site manufactured home community, located in Tucson, Arizona;

     . a 26% ownership interest in Rancho Margate, a 245-site manufactured home community, located in Margate, Florida;

     . a 26% ownership interest in Winter Haven, a 238-site manufactured home community, located in Winter Haven, Florida;

     . a 9% ownership interest in Apache East, a 123-site manufactured home community, located in Apache Junction, Arizona; and

     . a 9% ownership interest in Denali Park Estates, a 162-site manufactured home community, located in Apache Junction, Arizona.

The WPP 7 Properties consisted of:

     . Kings & Queens, a 111-site manufactured home community, located in Lakeland, Florida;

     . Lucerne Lakeside, a 140-site manufactured home community, located in Winter Haven, Florida;

     . North Glen, a 289-site manufactured home community, located in Westfield, Indiana;

     . The Hills, a 226-site manufactured home community, located in Richland, Washington;

     . Village Glen, a 143-site manufactured home community, located in Melbourne, Florida;

     . a 69% ownership interest in Garden Walk, a 484-site manufactured home community, located in Palm Beach Gardens, Florida;

     . a 60% ownership interest in Long Lake, a 134-site manufactured home community, located in West Palm Beach, Florida;

     . a 56% ownership interest in Carefree Village, a 406-site manufactured home community, located in Tampa, Florida;

     . a 26% ownership interest in Apache East, a 123-site manufactured home community, located in Apache Junction, Arizona; and

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     .  a 26% ownership interest in Denali Park Estates, a 162-site manufactured home community, located in Apache Junction, Arizona.

As a result of the acquisition of the WPP 5 Properties, the Trust holds directly or indirectly, a 100% ownership interest in each of the Town & Country Estates, Rancho Margate and Winter Haven communities. As a result of the acquisition of the WPP 7 Properties, the Trust holds directly a 100% ownership interest in each of the Garden Walk, Long Lake and Carefree Village communities. As a result of the acquisition of the Acquired Properties, the Trust holds indirectly a 100% ownership interest in each of the Apache East and Denali Park Estates communities.

The aggregate purchase price paid by the Trust for the Acquired Properties was $41,282,000, which included $25,204,800 in aggregate net proceeds payable to WPP 5 and WPP 7. Concurrently with the closing of the acquisition of the Acquired Properties, the Trust also repaid $8,632,000 of mortgage debt that was attributable to joint venture interests it had previously held in the Acquired Properties. To fund these transactions, N'Tandem Properties, L.P. borrowed $41,520,000 from Anchor National Life Insurance Company pursuant to mortgage indebtedness on thirteen of its properties (including the Acquired Properties), drew $3,826,600 on the Trust's $20 million acquisition line of credit with U.S. Bank N.A., and borrowed the remainder from Chateau Communities, Inc. ("Chateau") pursuant to an unsecured promissory note. The mortgage indebtedness with Anchor National life Insurance Company, which was obtained on December 7, 2000, is scheduled to mature on December 7, 2005 and bears interest at 7.63% per annum. The acquisition line of credit, which was obtained by the Trust on November 16, 1999, has a term of two years and bears interest at LIBOR plus 100 basis points. The acquisition line of credit is guaranteed by Chateau. The unsecured promissory note between the Trust and Chateau bears interest at Prime plus 100 basis points and is due December 7, 2001.

The Acquired Properties were purchased pursuant to separate Purchase and Sale Agreements between the Trust and WPP 5 and WPP 7, respectively. Chateau currently owns 9.8% of the Trust's outstanding shares of beneficial interest and owns all of the issued and outstanding capital stock of the managing general partner of both WPP 5 and WPP 7. In addition, the Chief Executive Officer of Chateau is a trustee of the Trust and, together with the President of Chateau, are the sole directors of the managing general partner of both WPP 5 and WPP 7. As a result of these potential conflicts of interest between the parties, the purchase price paid for the Acquired Properties was based upon appraisals of such properties prepared by an independent appraiser.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits
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         (a)  Financial Statements:

              As of the date of this report, it is impracticable for the Trust to file the required financial statements with respect to the Acquired Properties. Accordingly, such required financial statements will be filed as soon as they are available, but in no event later than 60 days after the date on which this report must be filed.

         (b)  Pro Forma Financial Information:

              As of the date of this report, it is impracticable for the Trust to file the required pro forma financial information with respect to the Acquired Properties. Accordingly, such required pro forma financial information will be filed as soon as it is available, but in no event later than 60 days after the date on which this report must be filed.
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         (b)  Exhibits:

              Exhibit 10.1 Purchase and Sale Agreement, dated December 5, 2000, between N'Tandem Properties L.P., N'Tandem Trust and Windsor Park Properties 5, A California Limited Partnership.


              Exhibit 10.2 Purchase and Sale Agreement, dated December 5, 2000, between N'Tandem Properties L.P., N'Tandem Trust and Windsor Park Properties 7, A California Limited Partnership.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2000     N'TANDEM TRUST

                              By:/s/ Gary P. McDaniel
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                                     Gary P. McDaniel
                                     Trustee